ICOWORKS HOLDINGS INC. (formerly Icoworks, Inc.)
CONSOLIDATED BALANCE SHEET
(Expressed in U.S. Dollars)
(Unaudited - Prepared by management)

	December 31,	June 30,
	2002	2002
	(unaudited)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$125,356	$134,524
Accounts receivable	86,886	128,486
Deferred bonus	19,816	56,686
Marketable Securities	17,916	9,759
Inventory	73,823	9,695
Prepaid expenses	15,727	5,461
Deferred tax asset less valuation allowance	-	-
Total Current Assets	339,524	344,611

EQUIPMENT, Net	81,909	70,740
CUSTOMER LIST	341,360	430,410
TRUST ASSETS	-	24,373

	$762,793	$870,134

LIABILITIES AND SHAREHOLDERS' DEFICIENCY IN ASSETS

CURRENT LIABILITIES
Accounts payable	$367,153	$301,548
Due to related parties	505,970	282,228

TOTAL LIABILITIES	873,123	583,776

TRUST LIABILITIES	-	24,373

SHAREHOLDERS' DEFICIENCY IN ASSETS
Common stock, par $0.001, authorized 100,000,000	6,400	6,208
Issued 6,399,660
Additional paid-in capital	2,175,592	2,087,177
Accumulated other comprehensive gain (loss)	5,956	(53)
Accumulated deficit	(2,298,278)	(1,831,347)
	(110,330)	261,985
	$762,793	$870,134

The accompanying notes are an integral part of these consolidated financial statements.

ICOWORKS HOLDINGS INC. (formerly Icoworks, Inc.)
CONSOLIDATED STATEMENTS OF OPERATIONS
(Expressed in U.S. Dollars)
(Unaudited)

	Six Month	Six Month	Three Month	Three Month
	Period Ended	Period Ended	Period Ended	Period Ended
	31-Dec	31-Dec	31-Dec	31-Dec
	2002	2001	2002	2001
SALES	$675,133	$87,012	$58,278	$87,012
COST OF SALES	369,224	62,751	239,017	62,751
GROSS MARGIN	305,909	24,261	(180,739)	24,261
				-
EXPENSES
Amortization of customer list	89,050	14,841	88,755	14,841
Amortization of deferred bonus	37,791	-	37,791	-
Depreciation	11,560	-	11,560	-
General and administrative	639,347	148,039	56,300	143,048
				-
	777,748	162,880	194,406	157,889
				-
Loss before other items and income taxes	$(471,839)	$(138,619)	$(375,145)	$(133,628)

OTHER INCOME (EXPENSES)
Foreign exchange loss	-	-
Interest income	504	151	504	151
Gain on settlement of accounts payable	-	55,000	-	55,000
Gain on sale of assets	(4,184)	-	(4,184)	-
Loss on sale of available-for-sale	-	-	-	-
equity securities	8,588	-	8,588	-

Total other income, net	4,908	55,151	4,908	55,151

Loss before income taxes	(466,931)	(83,468)	(370,237)	(78,477)

Provision for income taxes	-	-	-	-

Net loss	$(466,931)	$(83,468)	$(370,237)	$(78,477)

Deficit, beginning of period	(1,831,347)	(857,014)	(1,928,041)	(862,005)
			-
Deficit, end of period	(2,298,278)	(940,482)	(2,298,278)	(940,482)
			-
Basic and diluted net loss per share	$(0.07)	$(0.02)	$(0.06)	$(0.02)
			-
Weighted average number of
common shares outstanding	6,298,238	4,091,224	6,311,663	4,091,224

The accompanying notes are an integral part of these consolidated financial statements.

ICOWORKS HOLDINGS INC. (formerly Icoworks, Inc.)
CONSOLIDATED STATEMENTS OF CASHFLOWS
(Expressed in U.S. Dollars)
(Unaudited)

	December 31	December 31
	2002	2001

CASH FROM OPERATING ACTIVITIES
NET LOSS	$(466,932)	$(83,468)

Items not involving cash:
Accrued management fees due to a related party	102,000	-
Reduction of deferred bonus	(36,870)	-
Amortization	138,401	14,841
	$(263,401)	$(68,627)

Gain on sale of marketable securities	(8,588)	-
Loss on sale of assets	4,184	-
Shares issued for consulting services	42,200	-
Shares issued for financing fees	61,019	-
Shares issued to purchase subsidiary	-	107,502

Changes in non-cash working capital items:
(Increase) decrease in current assets excluding cash	(32,794)	(33,552)
Increase (decrease) in accounts payable
and accrued liabilities	(36,394)	(118,485)
Net cash used in operating activities	(233,774)	(113,162)

CASH FROM INVESTING ACTIVITIES
Cash acquired on purchase of subsidiaries	-	270,958
Purchase of Securities	(8,527)	(17,915)
Sale of available-for-sale equity securities	20,982	-
Sale of fixed assets	13,967	-
Purchase of property and equipment	(36,346)	-
Purchase of subsidiary	-	(572,082)
Net cash used in investing activities	(9,924)	(319,039)

CASH FROM FINANCING ACTIVITIES
Issuance of common stock, net of issuance costs	88,415	158,888
Proceeds from Trust Assets	24,373	-
Increase (decrease) in due to related parties net of Mgt fees	121,742	519,506

Net cash provided by financing activities	234,530	678,394

Change in cash during the period	(9,168)	246,193

Cash, beginning of period	134,524	1,269

Cash, end of period	$125,356	$247,462

Cash paid during the period for interest	$-	$-

Cash paid during the period for income taxes	$-	$-

The accompanying notes are an integral part of these consolidated financial statements.

ICOWORKS HOLDINGS INC. (formerly Icoworks, Inc.)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)
DECEMBER 31, 2002
(unaudited – prepared by management)

1.

HISTORY OF THE COMPANY

Icoworks Holdings Inc. (formerly Icoworks, Inc.) (the "Company") is a Nevada corporation whose principal business activity consists of the conduct of customized auctions for corporate assets such as wholesale and retail inventories, used industrial equipment and other related goods. During the year ended June 30, 2002, the Company purchased all the issued and outstanding capital stock of two companies, Icoworks Services Ltd. and DM International Appraisals & Consulting Ltd

2.

GOING CONCERN

These consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America with the assumption that the Company will be able to realize its assets and discharge its liabilities in the normal course of business rather than through a forced process of liquidation. However, certain conditions currently exist which raise substantial doubt about the Company's ability to continue as a going concern. These consolidated financial statements do not include any adjustments to the amounts and classifications of assets and liabilities that might be necessary should the Company be unable to continue as a going concern.

The operations of the Company have primarily been funded by the issuance of common stock and from advances from related parties, shareholders and others. Continued operations of the Company are dependent on the Company's ability to complete additional equity financings, obtain continued support from related parties or generate profitable operations in the future. Management's plan in this regard is to secure additional funds through future equity financings. Such financings may not be available or may not be available on reasonable terms.

3.

BASIS OF PRESENTATION

These consolidated statements have been completed using the same accounting policies and measurement criteria as those utilized in the preparation of the Company's audited consolidated financial statements dated June 30, 2002 and should be read in conjunction with these annual statements, which provide information on the Company's accounting policies and more comprehensive note disclosures of certain financial statement line items.

ICOWORKS HOLDINGS INC. (formerly Icoworks, Inc.)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)
DECEMBER 31, 2002
(unaudited – prepared by management)

4.

ACQUISITIONS

Acquisition of Icoworks Services Ltd. (formerly Wigley Auction Ltd.)

On December 1, 2001, the Company acquired all of the issued and outstanding common stock of Icoworks Services Ltd. (“Icoworks Services”) for consideration of $679,584, consisting of a cash payment of $572,082 and the issuance of 600,000 shares of common stock. The Company funded $367,805 while related parties advanced $115,000.

The acquisition of Icoworks Services has been accounted for using the purchase method and accordingly, these consolidated financial statements include the results of operations and cash flows of Icoworks Services from the date of acquisition.

The total purchase price of $679,584 was allocated as follows:

Cash	$270,958
Marketable securities	9,373
Accounts receivable	7,723
Inventory	48,275
Prepaid expenses	5,292
Due from related parties	177,677
Property and equipment	55,342
Trust assets	1,270
Accounts payable and accrued liabilities	(429,358)
Trust liabilities	(1,270)
Customer list	534,302

$679,584

The customer list is to be amortized using the straight-line method over its estimated useful life of three years.

Acquisition of DM International Appraisals & Consulting Ltd.

On April 1, 2002, Icoworks Holdings acquired all of the issued and outstanding common stock of DM International Appraisals & Consulting Ltd. (“DM”) for consideration of $75,000, consisting of the issuance of 75,000 shares of common stock.

The acquisition of DM has been accounted for using the purchase method and accordingly, these consolidated financial statements include the results of operations and cash flows of DM from the date of acquisition.

ICOWORKS HOLDINGS INC. (formerly Icoworks, Inc.)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)
DECEMBER 31, 2002
(unaudited – prepared by management)

4.	ACQUISITIONS (continued) The total purchase price of $75,000 was allocated as follows:

	Cash	$5,729
	Accounts receivable	1,806
	Income taxes recoverable	111
	Property and equipment	3,650
	Accounts payable and accrued liabilities	(7,481)
	Due to related parties	(4,396)
	Deferred bonus	75,581

		$75,000

The deferred bonus relates solely to the value of the employment contract Icoworks Holdings entered into with the former shareholder and key executive of DM that was part of the terms of the acquisition. The deferred bonus will be amortized commencing April 1, 2002 over a period of one year, being the term of the employment contract with the former shareholder of DM.

5.	DUE TO RELATED PARTIES

	December 31,	June 30,
	2002	2002
Advances due to directors, unsecured, non-interest bearing, no
fixed terms of repayment.	$16,067	$2,719

Management fees due to a company related by common
ownership and a common director, unsecured, non-interest
bearing, no fixed terms of repayment.	260,086	163,086

Advances due to a company controlled by common
management, unsecured, non-interest bearing, no fixed terms	100,000	7,246
of repayment

Loan due to the former shareholders of Icoworks Services,
unsecured, non-interest bearing, no fixed terms of repayment.	90,254	89,195

Advances due to a company related by common ownership
and a common director, unsecured, bearing interest at prime
plus 1%, due on demand.	39,563	19,982

	$505,970	$282,228

ICOWORKS HOLDINGS INC. (formerly Icoworks, Inc.)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)
DECEMBER 31, 2002
(unaudited – prepared by management)

6.

COMMON STOCK

During the year ended June 30, 2002, the Company issued 1,521,000 units for gross proceeds of $1,521,000 and incurred share issuance costs of $226,475 paid in cash. Each unit consists of one share of common stock and one-half non-transferable share purchase warrant. Each full share purchase warrant entitles the holder to purchase one additional common share on the earlier of 36 months from the date of issuance or January 8, 2005 at an exercise price of $1.50 per share.

On December 1, 2001, the Company issued 600,000 shares of common stock as part of the consideration paid to acquire Icoworks Services (Note 4).

On January 1, 2002, the Company issued 4,200 shares of common stock at a fair value of $1.00 per share for consulting services. The Company also issued 42,200 shares of common stock at a fair value of $1.00 per share to a company related by common ownership and a common director as a financing fee for advances received.

On April 1, 2002, the Company issued 75,000 shares of common stock at a fair value of $1.00 per share to acquire DM (Note 4).

During the six month period ended December 31, 2002, the Company issued 88,600 units for proceeds of $88,600 in private placements. Each unit consists of one share of common stock and one- half non-transferable share purchase warrant. Each full share purchase warrant entitles the holder to purchase one additional common share on the earlier of 36 months from the date of issuance or January 8, 2005 at an exercise price of $1.50 per share. The Company also issued 60,960 of the 150,850 shares of common stock to be issued to various brokers as compensation for arranging private placements during the year ended June 30, 2002.

Warrants

At December 31, 2003, the Company had warrants that were outstanding enabling holders to acquire the following shares of common stock:

	Number of Shares	Exercise Price	Expiry Date

Warrants	21,000	$1.50	December 27, 2004
Warrants	1,500,000	$1.50	January 8, 2005

ICOWORKS HOLDINGS INC. (formerly Icoworks, Inc.)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)
DECEMBER 31, 2002
(unaudited – prepared by management)

6.	COMMON STOCK (continued) Stock options At December 31, 2002, the Company had options that were outstanding enabling holders to acquire the following shares of common stock:

	Number of Shares	Exercise Price	Expiry Date

Options	200,000	$1.00	November 12, 2007
Options	150,000	$1.50	November 30, 2007

Generally, the stock options have a life of 5 years and vest equally on each anniversary date over a 3 year period.

At December 31, 2002, no stock options had vested or expired and no stock options were exercised or forfeited.

The Company used the Black-Scholes option pricing model to compute estimated fair value, based on the following assumptions:

	Risk free interest rate	3.17% to 3.65%
	Dividend yield rate	0.0%
	Volatility	45.0%
	Weighted average expected life of options	3 years

	The estimated fair value of the options granted during the period was $22,535.

7.

RELATED PARTY TRANSACTIONS

Unless disclosed elsewhere in these consolidated financial statements, the Company entered into the following transactions with related parties during the period ended December 31, 2002:

a)	Paid or accrued consulting expenses of $46,350 (2002 – $Nil) to companies related by common ownership and directors.

b)	Paid or accrued financing fees of $21,359 (2002 – $42,000) to a company related by common ownership and a common director.

c)	Paid or accrued management fees of $102,000 (2002 – $48,000) to a company related by common ownership and a common director.

ICOWORKS HOLDINGS INC. (formerly Icoworks, Inc.)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)
DECEMBER 31, 2002
(unaudited – prepared by management)

7.	RELATED PARTY TRANSACTIONS (continued)

	d)	Paid or accrued rent of $103,109 (2002 – $13,465) to a company controlled by employees who were previously directors of Icoworks Services.

These transactions were in the normal course of operations and were measured at the exchange value, which represented the amount of consideration established and agreed to by the related parties.

8.	SUPPLEMENTAL DISCLOSURES WITH RESPECT TO CASH FLOWS The significant non-cash transactions during the period ended December 31, 2002, consisted of the following:

	a)	The Company issued 600,000 shares of common stock as part of the consideration paid to acquire all of the issued and outstanding shares of Icoworks Services (Note 4).

	b)	The Company issued 75,000 shares of common stock as consideration paid to acquire all of the issued and outstanding shares of DM (Note 4).

	c)	The Company issued 60,960 shares as compensation to various brokers who assisted in arranging financing for the Company.

9.

CONTINGENT LIABILITY

Icoworks Services was named as a defendant in a statement of claim relating to the purchase of certain equipment Icoworks Services considered to be in poor condition. Consequently, Icoworks Services accrued a liability of $63,530 relating to this claim in a prior year’s financial statements. During the year ended June 30, 2002, the claim was settled in favor of Icoworks Services, however the plaintiff appealed the ruling. Management believes the appeal has no merit and, as a result, the $63,530 contingent liability previously recorded was reversed during the year ended June 30, 2002.

10.	COMMITMENTS Unless disclosed elsewhere in these consolidated financial statements, the Company had the following commitments as at December 31, 2002:

	a)	Pay management fees of $17,000 per month, plus all reasonable out-of-pocket disbursements, to a company related by common ownership and a common director.

b)
Pay consulting fees relating to assistance with investor relation services to a company related by common ownership. The agreement required a payment of $25,000 upon signing (paid) and a payment of $125,000 upon completion of all services. At December 31, 2002, $100,000 of the $125,000 of services remained to be performed.

ICOWORKS HOLDINGS INC. (formerly Icoworks, Inc.)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)
DECEMBER 31, 2002
(unaudited – prepared by management)

10.	COMMITMENTS (continued)

	c)	Issue 89,890 shares of common stock to various brokers as compensation for arranging private placements during the year ended June 30, 2002.

	d)	Pay minimum lease payments for premises of $127,000 per annum, plus common area costs, under an operating lease expiring November 30, 2003.

	e)	Pay minimum lease payments for premises of approximately $99,000 per annum, including common area costs, under an operating lease expiring February 2008.

	f)	Pay future annual operating lease payments for equipment and other office premises as follows:

2004	$67,499
2005	$64,842
2006	$47,919
2007	$22,716
2008	$11,259

11.

FINANCIAL INSTRUMENTS

The Company's financial instruments consist of cash and cash equivalents, marketable securities, accounts receivable, accounts payable and accrued liabilities, and due to related parties. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair value of these financial instruments approximates their carrying values unless otherwise noted.

Concentrations of Credit Risk

The Company is exposed to credit risk only with respect to cash and cash equivalents and uncertainties as to the timing and amount of the collectibility of accounts receivable. The Company mitigates cash and cash equivalents credit risk by maintaining the majority of its cash balances in reputable financial institutions in Canada. The Company mitigates accounts receivable credit risk through standard credit and reference checks and monitoring the financial condition of its customers to reduce risk of loss. The Company provides an allowance for doubtful accounts when, in their judgment, future collection is considered doubtful.

12.

SEGMENT INFORMATION

Notwithstanding that the Company may operate certain assets it acquires while it holds the goods for resale, the Company conducts operations in one reportable segment, being the conduct of customized auctions, in Canada.

ICOWORKS HOLDINGS INC. (formerly Icoworks, Inc.)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)
DECEMBER 31, 2002
(unaudited – prepared by management)

13.	SUBSEQUENT EVENTS Subsequent to December 31, 2002, the Company entered into the following transactions:

a)

On November 20, 2002, the Company entered into an agreement to merge with Paragon Polaris Strategies.Com Inc. (“Paragon”). On February 20, 2003, Paragon acquired a 56% interest in the Company through the private acquisition of 3,593,199 shares of the Company from several non-U.S. stockholders and, accordingly, Paragon is considered to be the legal acquirer. As consideration, Paragon issued 7,186,398 common shares to the former non-U.S. stockholders of the Company and control of the combined companies passed to the former non-U.S. stockholders of the Company and therefore, the Company is considered the accounting acquirer. Consequently, the consolidated statements of operations, stockholders' equity (deficiency) and cash flows of the merged entity will include the Company’s results of operations, deficit and cash flows from February 27, 1998 (date of inception) and Paragon’s results of operations and cash flows from February 20, 2003. The issued number of shares of common stock will be that of Paragon. The acquisition is accounted for as a business combination. Paragon plans to complete the merger with the Company as contemplated by the merger agreement.

Under the terms of the merger agreement, Paragon agreed to issue shares of its common stock to the shareholders of the Company on a two-for-one basis as the board of directors of Paragon also approved a two-for-one split of Paragon’s common stock concurrent with the entering into of the merger agreement, increasing Paragon’s authorized share capital from 25,000,000 to 50,000,000 shares of common stock. Paragon anticipates issuing an aggregate of 12,886,398 shares in order to complete the acquisition of all of the outstanding shares of the Company, inclusive of the 7,186,398 shares already issued by Paragon. In addition, Paragon will issue options and warrants to the current warrant holders of the Company on a one-for-one pre-split basis. The completion of the merger will be subject to approval by the stockholders of both Paragon and the Company. Paragon currently intends to proceed with the filing of a registration statement with the Securities and Exchange Commission in connection with obtaining stockholder approval of the merger.

At the date of acquisition, the fair market value of the net assets of Paragon was as follows:

Cash and cash equivalents	$49
Accounts receivable	2,592
Accounts payable and accrued liabilities	(17,066)
Due to related parties	(82,892)
Net liabilities assumed	$(97,317)

ICOWORKS HOLDINGS INC. (formerly Icoworks, Inc.)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)
DECEMBER 31, 2002
(unaudited – prepared by management)

13.	SUBSEQUENT EVENTS (continued)

b)

During March 2003, the Company entered into an arrangement in which it has guaranteed profits to participants who provide funds to the Company that are to be used to guarantee minimum return to clients who wish to sell assets or to acquire assets outright to be held for resale. These participants will share in the profits from these transactions on the basis of 65% of the profits to the Company and 35% to the participants. The Company has in turn guaranteed to those participants a minimum return of 15% per annum on the funds advanced. Further, the Company issued warrants to those participants to purchase shares of restricted common stock up to the value of their participation. Management believes that the arrangement will yield the participants sufficient return so that the guarantee will not result in any additional expense to the Company.

The statement reader should read the March 31, 2003 (unaudited) and the June 30, 2003 (audited) statements for disclosure of additional subsequent events.